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                         STEMCELL GLOBAL RESEARCH, INC.

                              A Nevada Corporation




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                                  Exhibit 3 (b)

                 By-Laws of the Company Adopted January 21, 1999




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                                     BY LAWS

                                       OF

                         STEMCELL GLOBAL RESEARCH, INC.


                                    ARTICLE I

                                     OFF1CES

         The principal office of the Corporation in the State of Nevada shall be located in Las Vegas, County of Clark. The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time.


                                   ARTICLE II

                                  SHAREHOLDERS

         SECTION 1: Annual Meeting. The annual meeting of the shareholders shall be held on the first day in the month of January in each  year,  beginning  with the year 2000,  at the hour of one  o'clock  p.m.,  for the  purpose of electing

Directors and for the  transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday,  such meeting  shall be held on the next  business  day. If the  election of Directors shall not be held on the day  designated  herein for any  annual  meeting of the shareholders,  or at any adjournment thereof, the Board of Directors shall cause the  election  to be held  at a  special  meeting  of the  shareholders  as soon thereafter as soon as conveniently may be.

         SECTION 2. Special Meetings. Special meetings of the shareholders,  for any purpose or purposes,  unless otherwise  prescribed by statute, may be called by the  President  or by the  Board of  Directors,  and  shall be  called by the

President at the request of the holders of not less than fifty  percent (50%) of all the, outstanding shares of the Corporation entitled to vote At the meeting.



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         SECTION 3. Place of Meeting.  The Board of Directors  may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute,  as the place of meeting  for any annual  meeting or for any special meeting.  A waiver of notice  signed by all  shareholders  entitled to vote at a meeting may designate  any place,  either within or without the State of Nevada,

unless  otherwise  prescribed by statute,  as the place for the, holding of such meeting.  If no  designation  is  made,  the  place of the  meeting  will be the principal office of the Corporation.

         SECTION 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of a special  meeting,  the purpose or purposes for which the meeting is called,  shall unless otherwise  prescribed by statute,

be  delivered  not less than ten (10) days nor more than sixty (60) days  before the date of the meeting,  to each shareholder of record entitled to vote at such meeting.  If mailed,  such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his/her address as it appears on the stock transfer  books of the  Corporation,  with postage  thereon prepaid.

         SECTION 5.  Closing  of  Transfer  Books or Fixing of  Record.  For the

purpose  of  determining  shareholders  entitled  to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders  entitled to receive  payment  of any  dividend,  or in  order  to  make a  determination  of shareholders  for any  other  proper  purpose,  the  Board of  Directors  of the

Corporation  may  provide  that the stock  transfer  books shall be closed for a stated  period,  but not to exceed in any case  fifty  (50)  days.  If the stock transfer  books  shall be closed  for the  purpose of  determining  shareholders entitled to notice of or to vote at a meeting of shareholders,  such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be.  not more than  fifty  (50) days  and,  in case of a meeting  of shareholders,  not less than ten (10)  days  prior to the  date.  on which.  the particular action requiring such.  determination of shareholders is to be taken.

If the stock  transfer  books are not  closed  and no record  date is fixed for determination  of shareholders  entitled to notice of or to vote at a meeting of



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shareholders,  or shareholders  entitled to receive  payment of a dividend,  the date on  which  notice  of the  meeting  is  mailed  or the  date on  which  the resolution of the Board of Directors  declaring such dividend is adopted, as the case may be, shall be the record date for such  determination  of  shareholders.

When a  determination  of  shareholders  entitled  to  vote  at any  meeting  of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

         SECTION 6.  Voting  Lists.  The officer or agent  having  charge of the stock transfer books for shares of the Corporation shall make a complete list of the  shareholders  entitled to vote at each  meeting of  shareholders  or at any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each.  Such list shall be produced and kept open at the time and place of the  meeting  and shall be  subject to the  inspection  of any shareholder during the whole time of the meeting for the purposes thereof.

         SECTION  7.  Quorum.  A  majority  of  the  outstanding  shares  of the

Corporation  entitled  to  vote,  represented  in  person  or  by  proxy,  shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding  shares are  represented  at a meeting,  a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned  meeting at which a quorum shall be present or  represented,  any business may be  transacted  which might have been  transacted at the meeting as originally  noticed.  The shareholders  present at a duly organized  meeting may continue to transact business until adjournment,  notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         SECTION 8. Proxies. At all meetings of shareholders,  a shareholder may vote in person or by proxy  executed  in writing by the  shareholder  by his/her duly authorized  attorney-in-fact.  Such proxy shall be filed with the secretary of the  Corporation  before or at the time of the meeting.

         SECTION 9. Voting of Shares.  Each  outstanding  share entitled to vote shall be entitled to one vote upon each matter -submitted to a vote at a meeting of shareholders.



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         SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer,  agent or proxy as the

Bylaws of such  corporation  may prescribe or, in the absence of such provision,

as the Board of Directors of such  corporation may determine.  Shares held by an administrator,  executor, guardian or conservator may be voted by him, either in person or by proxy,  without a transfer  of such  shares  into his name.  Shares standing  in the name of a trustee  may be voted by him,  either in person or by proxy,  but no trustee  shall be  entitled  to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver,  and the shares held by or under the control of a receiver may be voted by such  receiver  without the  transfer  thereof into his name if authority to do so be contained in an appropriate  order of the court by which such receiver was appointed.  A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been  transferred into the name of the pledgee,  and  thereafter  the pledgee shall be entitled to vote the shares so  transferred.  Shares of its own stock  belonging  to the  Corporation shall not be voted,  directly or  indirectly,  at any meeting,  and shall not be counted in determining the total number of outstanding shares at any given time.

         SECTION 11. Informal Action by Shareholders. Unless otherwise- provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the  shareholders,  may be taken without a meeting if a consent in  writing,  setting  forth the action so taken,

shall be signed by all of the shareholders  entitled to vote with respect to the subject matter thereof


                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 1. General Powers.  The Board of Directors shall be responsible for the control and  management  of the affairs,  property and  interests of the

Corporation and may exercise all powers of the Corporation, except as are in the

Articles of Incorporation or by statute expressly  conferred upon or reserved to the shareholders.



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         SECTION 2. Number,  Tenure and Qualifications.  The number of directors of the  Corporation  shall be fixed by the Board of  Directors,  but in no event shall be less than one (1).  Each  director  shall  hold  office  until the next annual  meeting of  shareholders.  and until his/her  successor  shall have been elected and qualified.

         SECTION  3.  Regular  Meetings.  A  regular  meeting  of the  Board  of

Directors shall be held without other notice than this Bylaw immediately  after,

and at the same  place as,  the annual  meeting  of  shareholders.  The Board of

Directors  may  provide,  by  resolution,  the time and place for the holding of additional regular meetings without notice other than such resolution.

         SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the  President or any two  directors.  The person or persons  authorized to call special meetings of the Board of Directors may fix the place for  holding  any  special  meeting of the Board of  Directors called by them.

         SECTION 5.  Notice.  Notice of any  special  meeting  shall be given at least one (1) day previous  thereto by written  notice  delivered  personally or mailed to each director at his business address, or by telegram. If mailed, such notice shall be deemed to be delivered  when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the notice be given to the telegraph company.  Any  directors  may waive notice of any meeting.  The  attendance of a director  at a meeting  shall  constitute  a waiver  of notice of such  meeting,

except where a director  attends a meeting for the express  purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 6.  Quorum.  A majority  of the  number of  directors  fixed by

Section 2 of this  Article  shall  constitute  a quorum for the  transaction  of business  at any  meeting  of the  Board of  Directors,  but if less  than  such majority  is present  at a meeting,  a majority  of the  directors  present  may adjourn the meeting from time to time without further notice.

         SECTION 7. Telephonic Meeting. A meeting of the Board, of Directors may be had by means of a telephone conference or similar communications equipment by



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which all persons  participating  in the  meeting  can hear each other,  and the participation in a meeting under such circumstances shall constitute presence at the meeting.

         SECTION 8. Manner of Acting.  The act of the majority of the  directors present at a meeting at which a quorum is present  shall be the act of the Board of Directors.

         SECTION 9.  Action  Without a Meeting.  Any action that may be taken by the Board of Directors at a meeting may be taken  without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such action by all of the directors.

         SECTION 10. Vacancies.  Any vacancy occurring in the Board of Directors may be filled by the affirmative  vote of a majority of the remaining  directors though less than a quorum of the Board of Directors,  unless otherwise  provided by law. A director  elected to fill a vacancy shall be elected for the unexpired term of his/her  predecessor in office.  Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors  for a term of office  continuing  only until the next  election of directors by the shareholders.

         SECTION 11. Resignation.  Any director may resign at any time by giving written notice to the Board of Directors,  the President or the Secretary of the

Corporation.  Unless otherwise specified in such written notice such resignation shall  take  effect  upon  receipt  thereof  by the Board of  Directors  or such officer,  and the acceptance of such resignation  shall not be necessary to make it effective.

         SECTION 12. Removal.  Any director may be removed with or without cause at any time by the  affirmative  vote of  shareholders  holding of record in the aggregate  at  least a  majority  of the  outstanding  shares  of  stock  of the

Corporation at a special  meeting of the  shareholders  called for that purpose,

and may be removed for cause by action of the Board.

         SECTION 13. Compensation. By resolution of the Board of Directors, each director may be paid for his/her expenses, if any, of attendance at each meeting of the  Board of  Directors,  and may be paid a stated  salary  as  director  or a fixed sum for attendance at each meeting of the Board of Directors or both.



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No such payment shall preclude any director from serving the  Corporation in any other capacity and receiving compensation therefor..

         SECTION 14. Contracts.  No contract or other  transaction  between this

Corporation  and  any  other   corporation   shall  be  impaired,   affected  or

invalidated,  nor shall any  director be liable in any way by reason of the fact that one or more of the directors of this  Corporation  is or are interested in,

or is a  director  or  officer,  or are  directors  or  officers  of such  other corporations,  provided that such facts are disclosed or made known to the Board of  Directors,  prior to  their  authorizing  such  transaction.  Any  director,

personally  and  individually,  may be a party  to or may be  interested  in any contract or transaction of this Corporation, and no directors shall be liable in any way by reason of such  interest,  provided that the fact of such interest be disclosed or made known to the Board of Directors  prior to their  authorization of such contract or transaction,  and provided that the Board of Directors shall authorize,  approve or ratify  such  contract  or  transaction  by the vote (not

counting   the  vote  of  any  such   Director)  of  a  majority  of  a  quorum,

notwithstanding  the presence of any such  director at the meeting at which such action is taken.  Such director or directors may be counted in  determining  the presence of a quorum at such  meeting.  This  Section  shall not be construed to impair,  invalidate or in any way affect any contract or other transaction which would  otherwise  be  valid  under  the law  (common,  statutory  or  otherwise)


applicable thereto.

         SECTION 15. Committees.  The Board of Directors,  by resolution adopted by a majority of the entire Board,  may from time to time  designate  from among its members an executive  committee  and such other  committees,  and  alternate members thereof, as they may deem desirable,  with such powers and authority (to the extent  permitted by law) as may be provided in such  resolution.  Each such committee shall serve at the pleasure of the Board.

         SECTION 16. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any  corporate matter is taken shall be presumed,  to. have assented to the action taken unless his/her  dissent  shall be entered  into the  minutes  of the  meeting or unless he/she shall file written  dissent to such action with the person  acting as the



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Secretary of the meeting before the adjournment  thereof,  or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the  adjournment  of the  meeting.  Such right to  dissent  shall not apply to a director who voted in favor of such action.


                                   ARTICLE IV

                                    OFFICERS

         SECTION  1.  Number.  The  officers  of  the  Corporation  shall  be  a


President, one or more Vice Presidents,  a Secretary,  and a Treasurer,  each of whom  shall be  elected  by the Board of  Directors.  Such  other  officers  and assistant officers as may be deemed necessary may be elected or appointed by the

Board of Directors,  including a Chairman of the Board. In its  discretion,  the

Board of Directors  may leave  unfilled for any such period as it may  determine any office  except those of President  and Secretary Any two or more offices may be held by the same person.  Officers may be  directors or  shareholders  of the

Corporation.

         SECTION 2. Election and Term of Office. The officers of the Corporation to be elected by the Board, of Directors shall be elected  annually by the Board of  Directors  at the first  meeting of the Board of  Directors  held after each annual  meeting of the  shareholders.  If the election of officers  shall not be held at such  meeting,  such  election  shall  be  held  as soon  thereafter  as conveniently  may be. Each  officer  shall hold office until  his/her  successor shall have been duly elected and shall have  qualified,  or until his/her death,

or  until  he/she  shall  resign  or  shall  have  been  removed  in the  manner hereinafter provided.

         SECTION 3.  Resignation.  Any  officer may resign at any time by giving written  notice  of  such  resignation  to the  Board  of  Directors,  or to the

President or the Secretary of the  Corporation.  Unless  otherwise  specified in such written notice,  such resignation shall take effect upon receipt thereof by the  Board  of  Directors.  or by  such  officer,  and  the  acceptance  of such resignation shall not be necessary to make it effective.

         SECTION 4. Removal. Any officer or agent may be removed by the Board of

Directors whenever, in its judgment,  the best interests of the Corporation will be served.  thereby, but such removal shall be without prejudice to the contract




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rights, if any, of the person so removed.  Election or appointment of an officer or agent shall not of itself create contract. rights, and such appointment shall be terminable at will.

         SECTION  5.  Vacancies.  A  vacancy  in any  office  because  of death,

resignation,  removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         SECTION 6. President.  'Me President  shall be the principal  executive officer  of the  Corporation  and,  subject  to the  control  of  the  Board  of

Directors,  shall in general  supervise  and  control  all of the  business  and affairs of the Corporation.  He/she shall, when present, preside at all meetings of the shareholders and of the Board of Directors, unless there is a Chairman of the Board, in which case the Chairman will preside. The President may sign, with the  Secretary  or  any  other  proper  officer  of  the  Corporation  thereunto

authorized  by  the  Board  of  Directors,   certificates   for  shares  of  the

Corporation,  any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed,  except in cases where the signing and  execution  thereof  shall be  expressly  delegated  by the Board of

Directors or by these Bylaws to some other officer or agent of the  Corporation,

or shall be required by law to be otherwise  signed or executed;  and in general shall  perform  all duties  incident to the office of  President  and such other duties as may be prescribed by the Board of Directors from time to time.

         SECTION 7. Vice President.  In the absence of the President or in event of his/her death,  inability or refusal to act, the Vice President shall perform the duties of the  President,  and when so acting,  shall have all the powers of and be subject to all the  restrictions  upon the President.  The Vice President shall  perform  such other  duties as from time to time may be  assigned  by the

President  or by the  Board  of  Directors.  If  there  is more  than  one  Vice

President,  each Vice  President  shall succeed t the duties of the President in order of rank as determined by the Board of Directors.  If no such rank has been determined,  then  each  Vice  President  shall  succeed  to the  duties  of the

President in order of date of election, the earliest date having first rank.



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         SECTION 8. Secretary.  The Secretary shall: (a) keep the minutes of the proceedings of the  shareholders  and of the Board of.  Directors in one or more minute book provided for that  purpose;  (b) see that all notices are duly given in accordance  with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate  records and of the seal of the  Corporation  and see that the seal of the  Corporation is affixed to all documents,  the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder;  (e) sign with the president  certificates for shares of the Corporation,  the issuance of which shall have been authorized by resolution of the Board of  Directors;  (f) have general  charge of the stock transfer  books  of the  Corporation;  and (g) in  general  perform  all  duties incident to the office of the  Secretary  and such other  duties as from time to time may be assigned by the President or by the Board of Directors.

         SECTION 9. Treasurer.  The Treasurer shall: (a) have charge and custody of and be  responsible  for all funds and  securities  of the  Corporation;  (b)

receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such  banks,  trust  companies  or other  depositories  as shall be  selected in accordance with the provisions of Article VI of these Bylaws; and (c) in general perform  all of the duties  incident t the  office of  Treasurer  and such other duties as from time to time may be  assigned to him by the  President  or by the

Board of Directors.

         SECTION 10. Salaries. The salaries of the officers shall be. fixed from time to time by the Board of Directors,  and no officer shall be prevented  from receiving  such  salary by reason of the fact that  he/she is also a director of the corporation.

         SECTION 11. Sureties and Bonds. In case the Board of Directors shall so require any officer,  employee or agent of the Corporation  shall execute to the

Corporation a bond in such sum, and with such surety or sureties as the Board of

Directors  may direct,  conditioned  upon the  faithful  performance  of his/her duties to the  Corporation,  including  responsibility  for  negligence  for the accounting for' all property,  funds or securities of the Corporation  which may come into his/her hands.



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         SECTION  12.  Shares  of  Stock  of Other  Corporations.  Whenever  the

Corporation is the holder of shares of stock of any other corporation, any right of power of the  Corporation  as such  shareholder  (including  the  attendance,

acting and voting. at shareholders' meetings and execution of waivers, consents,

proxies or other  instruments)  may be exercised on behalf of the Corporation by the President, any Vice President or such other person as the Board of directors may authorize.


                                    ARTICLE V

                                   INDEMNITY

         The Corporation  shall indemnify its directors,  officers and employees as follows:

         Every  director,  officer,  or  employee  of the  Corporation  shall be indemnified by the Corporation  against all expenses and liabilities,  including counsel fees,  reasonably incurred by or imposed upon him/her in connection with any  proceeding  to which  he/she  may be made a party,  or in which  he/she may become involved, by reason of being or having been a director, officer, employee or  agent  of  the  Corporation  or is or was  serving  at  the  request  of the

Corporation  as a  director,  officer,  employee  or agent  of the  Corporation,

partnership,  joint  venture,  trust or enterprise,  or any settlement  thereof,

whether or not he/she is a director, officer, employee or agent at the time such expenses  are  incurred,  except in such cases  wherein the  director,  officer,

employee or agent is adjudged  guilty of willful  misfeasance  or malfeasance in the  performance of his/her  duties;  provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the

Corporation.

         The  Corporation  shall provide to any person who is or was a director,

officer,  employee  or  agent of the  Corporation  or is or was  serving  at the request of the  Corporation  -as a director,  officer,  employee or agent of the corporation,  partnership,  joint venture,  trust or  enterprise,  the indemnity

against  expenses  of  a  suit,   litigation  or  other   proceedings  which  is

specifically permissible under applicable law.

         The Board of Directors may, in its  discretion,  direct the purchase of liability insurance by way of implementing the provisions of this Article.



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                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         SECTION 1. Contracts.  The Board of Directors may authorize any officer or officers,  agent or agents, to enter into any contract or execute and deliver any  instrument  in the  name of and on  behalf  of the  Corporation,  and  such authority may be general or confined to specific instances.

         SECTION  2.  Loans.  No loans  shall be  contracted  on  behalf  of the

Corporation and no evidences of indebtedness  shall be issued in its name unless authorized  by a resolution  of the Board of  Directors.  Such  authority may be general or confined to specific instances.

         SECTION 3. Checks,  Drafts, etc. All checks, drafts or other orders for the payment of money,  notes or other  evidences of  indebtedness  issued in the name of the Corporation,  shall be signed by such officer or officers,  agent or agents  of the  Corporation  and in such  manner  as shall  from time to time be determined by resolution of the Board of Directors.

         SECTION  4.  Deposits.  All  funds  of the  Corporation  not  otherwise employed shall be deposited  from time to time to the credit of the  Corporation in such banks,  trust companies or other  depositories as the Board of Directors may select.


                                   ARTICLE VII

                                 SHARES OF STOCK


         SECTION 1. Certificates for Shares. Certificates representing shares of the  Corporation  shall be in such a form as shall be determined by the Board of

Directors.  Such  certificates  shall  be  signed  by the  President  and by the

Secretary  or by such  other  officers  authorized  by law and by the.  Board of

Directors to do so,_ and sealed with the corporate  seal. All  certificates  for shares -shall be consecutively  numbered or otherwise  identified.  The name and address of the person to whom the shares  represented  thereby are issued,  with the number of shares and date of issue,  shall be entered on the stock  transfer books of the Corporation.  All  certificates  surrendered to the Corporation for transfer  shall be canceled  and no new  certificate  shall be issued  until the



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former  certificate for a like number of shares shall have been  surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate,

a new  one  may  be  issued  therefor  upon  such  terms  and  indemnity  to the

Corporation as the Board of Directors may prescribe.

         SECTION 2.  Transfer of Shares.  Transfer of shares of the  Corporation shall be made only on the stock transfer books of the  Corporation by the holder of record thereof or by his/her legal  representative,  who shall furnish proper evidence of authority to transfer,  or by his/her attorney thereunto  authorized by  power of  attorney  duly  executed  and  filed  with  the  Secretary  of the

Corporation,  and on surrender  for  cancellation  of the  certificate  for such shares.  The person in whose name  shares  stand o the books of the  Corporation shall be deemed by the  Corporation  to be the owner  thereof for all  purposes.

Provided,  however, that upon any action undertaken by the shareholders to elect

S Corporation status pursuant to Section 1362 of the Internal Revenue Code and upon any shareholders' agreement thereto restricting the transfer of said shares so as to disqualify  said S Corporation  status,  said  restriction  on transfer shall be made a part of the  Bylaws  so long as said  agreement  is in force and effect.


                                  ARTICLE VIII

                                   FISCAL YEAR

         The  fiscal  year of the  Corporation  shall  begin on the first day of

January and end on the thirty first day of December of each year.


                                   ARTICLE IX

                                    DIVIDENDS

         The  Board  of  Directors  may  from  time  to  time  declare,  and the corporation may pay,  dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.



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

                                    ARTICLE X

                                 CORPORATE SEAL

         The Board of Directors  shall  provide a corporate  seal which shall be circular in form and shall have  inscribed  thereon the name of the  Corporation and the state of incorporation and the words "Corporate Seal".


                                   ARTICLE XI

                                WAIVER OF NOTICE

         Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation  under the provisions of these Bylaws or under the provisions of the Articles of  Incorporation  or under the provisions of the applicable  Business  Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated  therein,  shall be deemed  equivalent to the giving of such notice.


                                   ARTICLE XII

                                   AMENDMENTS

         These Bylaws may be altered,  amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

         The above  Bylaws are  certified  to have been  adopted by the Board of

Directors of the Corporation on the 21st day of January, 1999.



                                              /s/ Thomas G. Koch
                                              ----------------------------------
                                              Secretary


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